UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 29, 2007

Wells Real Estate Fund IX, L.P.

(Exact Name of Registrant as Specified in Charter)

Georgia	0-22039	58-2126622
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway, Norcross, Georgia	30092-3365
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 449-7800

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C240.13e-4(c))

Item 2.01. Disposition of Assets

Disposition of 14079 Senlac Drive

On November 29, 2007, Fund VIII and Fund IX Associates (“Fund VIII-IX Associates”) sold an office building containing approximately 40,000 rentable square feet and located in Farmers Branch, Texas (“14079 Senlac Drive”), to an unaffiliated third party, for a gross sales price of $5,410,200, less closing costs. Fund VIII-IX Associates is a joint venture partnership between Wells Real Estate Fund VIII, L.P. and Wells Real Estate Fund IX, L.P. (the “Registrant”).

The Registrant holds an equity interest of approximately 45.2% in Fund VIII-IX Associates, and Fund VIII-IX Associates owns 100% of 14079 Senlac Drive. As a result of the sale, the Registrant received net sale proceeds of approximately $2.3 million and was allocated a gain of approximately $0.9 million, which may be adjusted as additional information becomes available in subsequent periods.

Item 9.01. Financial Statements and Exhibits

(b)	Pro Forma Financial Information. The following pro forma financial statements of the Registrant are submitted at the end of this Current Report on Form 8-K and are filed herewith and incorporated herein by reference:

Unaudited Pro Forma Financial Statements

Summary of Unaudited Pro Forma Financial Statements	F-1

Pro Forma Balance Sheet as of September 30, 2007	F-2

Pro Forma Statement of Operations for the nine months ended September 30, 2007	F-3

Pro Forma Statement of Operations for the year ended December 31, 2006	F-4

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE FUND IX, L.P. (Registrant)

By:	WELLS PARTNERS, L.P. General Partner

	By:	Wells Capital, Inc. General Partner

		By:	/s/ Douglas P. Williams
Douglas P. Williams
Senior Vice President

Date: December 5, 2007

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WELLS REAL ESTATE FUND IX, L.P.

(A Georgia Public Limited Partnership)

SUMMARY OF UNAUDITED

PRO FORMA FINANCIAL STATEMENTS

This unaudited pro forma information should be read in conjunction with the financial statements and notes of Wells Real Estate Fund IX, L.P. (the “Registrant”) included in its annual report filed on Form 10-K for the year ended December 31, 2006, and in its quarterly report filed on Form 10-Q for the nine months ended September 30, 2007.

The following unaudited pro forma balance sheet as of September 30, 2007 has been prepared to give effect to the November 29, 2007 sale of 14079 Senlac Drive by Fund VIII and Fund IX Associates (“Fund VIII-IX Associates”), a joint venture partnership between the Registrant and Wells Real Estate Fund VIII, L.P., as if the disposition and distribution of net sale proceeds therefrom had occurred on September 30, 2007. The Registrant holds an equity interest of approximately 45.2% in the Fund VIII-IX Associates, which owned 100% of 14079 Senlac Drive.

The following unaudited pro forma statement of operations for the nine months ended September 30, 2007 has been prepared to give effect to the sales of the Iomega Building and 14079 Senlac Drive as if the dispositions had occurred on January 1, 2006.

The following unaudited pro forma statement of operations for the year ended December 31, 2006 has been prepared to give effect to the sales of 1315 West Century Drive and the Iomega Building (collectively, the “Prior Dispositions”) and 14079 Senlac Drive as if the dispositions had occurred on January 1, 2006. The Fund IX, Fund X, Fund XI, and REIT Joint Venture (“Fund IX-X-XI-REIT Associates”), a joint venture partnership between the Registrant, Wells Real Estate Fund X, L.P., Wells Real Estate Fund XI, L.P., and Piedmont Operating Partnership, L.P. (formerly known as Wells Operating Partnership, L.P.), owned 100% of 1315 West Century Drive and the Iomega Building, which were sold on December 22, 2006 and January 31, 2007, respectively. The Registrant holds an equity interest of approximately 39.0% in Fund IX-X-XI-REIT Associates.

These unaudited pro forma financial statements are prepared for informational purposes only. These unaudited pro forma statements of operations are not necessarily indicative of future results or of actual results that would have been achieved if the dispositions of the Prior Dispositions and 14079 Senlac Drive had been consummated as of January 1, 2006. Specifically, the accompanying pro forma statements of operations do not include the Registrant’s portion of the non-recurring gains or losses that would have been recognized if the aforementioned property sales had occurred on January 1, 2006.

WELLS REAL ESTATE FUND IX, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA BALANCE SHEET

SEPTEMBER 30, 2007

(Unaudited)

	Historical(a)	Pro Forma Adjustment		Pro Forma Total
ASSETS:
Investment in joint ventures	$11,631,402	$(1,449,167	)(b)	$10,182,235
Cash and cash equivalents	1,206,210	2,308,640	(c)	3,514,850
Due from joint ventures	186,073	0		186,073
Other assets	5,148	0		5,148

Total assets	$13,028,833	$859,473		13,888,306

LIABILITIES AND PARTNERS’ CAPITAL:
Liabilities:
Accounts payable and accrued expenses	$20,482	$0		$20,482
Due to affiliates	12,954	0		12,954
Partnership distributions payable	218,890	0		218,890

Total liabilities	252,326	0		252,326

Partners’ capital:
Limited partners:
Class A – 3,263,890 units outstanding	12,776,507	381,959	(d)	13,158,466
Class B – 236,110 units outstanding	0	477,514	(d)	477,514
General partners	0	0		0

Total partners’ capital	12,776,507	859,473		13,635,980

Total liabilities and partners’ capital	$13,028,833	$859,473		$13,888,306

(a)	Historical financial information has been obtained from the Registrant’s quarterly report filed on Form 10-Q as of September 30, 2007.
(b)	Reflects the Registrant’s pro rata share of the basis in 14079 Senlac Drive as of September 30, 2007.
(c)	Reflects the Registrant’s proportionate share of the assumed distribution of net proceeds from Fund VIII-IX Associates as a result of the sale of 14079 Senlac Drive.
(d)

Reflects the Registrant’s proportionate share of the pro forma gain allocated from the sale of 14079 Senlac Drive. The allocation of gain between classes of limited partners is made in accordance with the terms of the Registrant’s partnership agreement.

WELLS REAL ESTATE FUND IX, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2007

(Unaudited)

		Pro Forma Adjustments
	Historical(a)	Iomega Building		14079 Senlac Drive		Pro Forma Total
EQUITY IN INCOME OF JOINT VENTURES	$429,560	$(77,017	)(b)	$(94,501	)(c)	$258,042

EXPENSES:
General and administrative	139,059	0		0		139,059

INTEREST AND OTHER INCOME	190,681	0		0		190,681

NET INCOME	$481,182	$(77,017)		$(94,501)		$309,664

NET INCOME (LOSS) ALLOCATED TO:
CLASS A LIMITED PARTNERS	$77,993	$(10,453)		$(71,955)		$(4,415)

CLASS B LIMITED PARTNERS	$403,902	$(66,564)		$(22,546)		$314,792

GENERAL PARTNERS	$(713)	$0		$0		$(713)

NET INCOME (LOSS) PER WEIGHTED-AVERAGE LIMITED PARTNER UNIT:
CLASS A	$0.02	$(0.00)		$(0.02)		$0.00

CLASS B	$1.69	$(0.28)		$(0.09)		$1.32

WEIGHTED AVERAGE LIMITED PARTNER UNITS OUTSTANDING:
CLASS A	3,261,557					3,261,557

CLASS B	238,443					238,443

(a)	Historical financial information has been obtained from the Registrant’s quarterly report on Form 10-Q as of September 30, 2007.
(b)

Reflects the reduction of equity in income of Fund IX-X-XI-REIT Associates earned by the Registrant related to the Iomega Building for the nine months ended September 30, 2007. The pro forma adjustment primarily results from gain on sale, rental revenues, less operating expenses, management and leasing fees, and depreciation allocable to the Registrant.

(c)

Reflects the reduction of equity in income of Fund VIII-IX Associates earned by the Registrant related to 14079 Senlac Drive for the nine months ended September 30, 2007. This pro forma adjustment primarily results from rental revenues, less operating expenses, management and leasing fees, and depreciation allocable to the Registrant. This pro forma adjustment does not include the Registrant’s portion of the non-recurring gain that would have been recognized on the sale of 14079 Senlac Drive if the transaction had occurred on January 1, 2006.

WELLS REAL ESTATE FUND IX, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2006

(Unaudited)

		Pro Forma Adjustments
	Historical(a)	Prior Dispositions		14079 Senlac Drive		Pro Forma Total
EQUITY IN INCOME OF JOINT VENTURES	$886,244	$403,336	(b)	$(135,572	)(d)(e)	$938,250
		(215,758	)(c)(e)
EXPENSES:
General and administrative	178,417	0		0		178,417

INTEREST AND OTHER INCOME	71,046	0		0		71,046

NET INCOME (LOSS)	$778,873	$187,578		$(135,572)		$830,879

NET INCOME (LOSS) ALLOCATED TO:
CLASS A LIMITED PARTNERS	$778,160	$187,578		$(135,572)		$830,166

CLASS B LIMITED PARTNERS	$0	$0		$0		0

GENERAL PARTNERS	$713	$0		$0		$713

NET INCOME (LOSS) PER WEIGHTED- AVERAGE LIMITED PARTNER UNIT:
CLASS A	$0.24	$0.06		$(0.04)		$0.26

CLASS B	$0.00	$0.00		$0.00		$0.00

LIMITED PARTNER UNITS OUTSTANDING:
CLASS A	3,259,190					3,259,190

CLASS B	240,810					240,810

(a)	Historical financial information has been obtained from the Registrant’s annual report on Form 10-K for the year ended December 31, 2006.
(b)

Reflects an adjustment to equity in income of Fund IX-X-XI-REIT Associates earned by the Registrant related to equity in loss contributed by 1315 West Century Drive for the year ended December 31, 2006. The pro forma adjustment primarily results from loss on sale, operating expenses, management and leasing fees, and depreciation allocable to the Registrant.

(c)	Reflects the reduction of equity in income of Fund IX-X-XI-REIT Associates earned by the Registrant related to the Iomega Building for the year ended December 31, 2006.
(d)	Reflects the reduction of equity in income of Fund VIII-IX Associates earned by the Registrant related to 14079 Senlac Drive for the year ended December 31, 2006.
(e)

These pro forma adjustments primarily result from rental revenues, less operating expenses, management and leasing fees, and depreciation allocable to the Registrant. These pro forma adjustments do not include the Registrant’s portion of the non-recurring gains that would have been recognized on the respective property sales if the transactions had occurred on January 1, 2006.

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